                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,717,500.00
             Class B Note Interest Requirement                        279,708.54
             Class C Note Interest Requirement                        284,490.11
                     Total                                          5,281,698.65

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.55000
             Class B Note Interest Requirement                           5.79167
             Class C Note Interest Requirement                           4.20750

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          850,000,000
             Class B Note Principal Balance                           48,295,000
             Class C Note Principal Balance                           67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            28,977,300.00

(v)     Required Owner Trust Spread Account Amount                 28,977,300.00



                                           By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,619,375.00
             Class B Note Interest Requirement                        228,593.75
             Class C Note Interest Requirement                        321,896.75
                     Total                                          3,169,865.50

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.49250
             Class B Note Interest Requirement                           3.65750
             Class C Note Interest Requirement                           4.00583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                           By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,085,500.00
             Class B Note Interest Requirement                        270,187.50
             Class C Note Interest Requirement                        381,858.84
                       Total                                        3,737,546.34

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.42833
             Class B Note Interest Requirement                           3.60250
             Class C Note Interest Requirement                           3.96000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          900,000,000
             Class B Note Principal Balance                           75,000,000
             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00


                                           By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,591,875.00
             Class B Note Interest Requirement                        228,593.75
             Class C Note Interest Requirement                        319,686.93
                       Total                                        3,140,155.68

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.45583
             Class B Note Interest Requirement                           3.65750
             Class C Note Interest Requirement                           3.97833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                           By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,474,010.00
             Class B Note Interest Requirement                        220,348.33
             Class C Note Interest Requirement                        314,861.25
                       Total                                        3,009,219.58

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.46500
             Class B Note Interest Requirement                           3.70333
             Class C Note Interest Requirement                           4.11583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          714,000,000
             Class B Note Principal Balance                           59,500,000
             Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00


                                           By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,723,333.33
             Class B Note Interest Requirement                        152,775.33
             Class C Note Interest Requirement                        222,948.81
                       Total                                        2,099,057.47

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.44667
             Class B Note Interest Requirement                           3.66667
             Class C Note Interest Requirement                           4.16167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          500,000,000
             Class B Note Principal Balance                           41,666,000
             Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00


                                           By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,550,625.00
             Class B Note Interest Requirement                        228,020.83
             Class C Note Interest Requirement                        330,736.02
                       Total                                        3,109,381.85

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.40083
             Class B Note Interest Requirement                           3.64833
             Class C Note Interest Requirement                           4.11583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                          By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                                 Distribution Date: 9/17/01
--------------------------------------------------------------------------------

(I)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  1,411,306.01

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                  5,646,666.67
             Class B Note Interest                                    370,650.00
             Class C Note Interest                                    537,650.00
                     Total                                          6,554,966.67

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                       6.72222
             Class B Note Interest                                       5.29500
             Class C Note Interest                                       5.97389

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            15,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                          By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

--------------------------------------------------------------------------------